Income Taxes	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Disclosure of income tax [text block]
(4) Income Taxes
Income
 taxes include deferred taxes and current income taxes in the respective countries. They comprise trade taxes, corporate income tax and the equivalent foreign tax charges. As of the reporting date, the weighted average tax rate was 25.0% (25.0% in 2020 and 19% in 2019).
The income tax expense recognized in the statement of income is as follows:

($ in millions)	Year ended Dec. 31, 2021	Year ended Dec. 31, 2020	Year ended Dec. 31, 2019
Current income tax	(107.5)	(83.4)	(80.5)
Deferred income tax benefits	30.9	19.1	25.8

Total tax expense	(76.6)	(64.3)	(54.8)

As of the reporting date, the Atotech Group maintains unused corporate income tax losses and interest carry-forward of $660 million (2020: $461 million). Thereof an amount of $650 million (2020: $458 million) cannot be utilized in the foreseeable future, since there will not be enough profit to be offset. The non-usable
amount is mainly attributable to the Netherlands (2021: $537 million; 2020: $413 million) and Germany (2021: $36 million; 2020: $34 million). The Company’s net operating losses have no expiration date except for a portion of $
5 million
(2020: $
4 million
) which is attributable to China.
During the period ended Dec. 31, 2021, the Group was able to close a significant number of pending tax litigation cases in India regarding tax recognition of intercompany service charges. As a result, the Group released provisions for income tax litigations in the amount of $8.1 million consisting of interest income of $4.2 million presented under “Other income (expense), net” as well as an income tax benefit of $3.9 million presented under “Income tax expense”.
The reasons for differences between expected tax expenses in the Group are as follows:

($ in millions)	Year ended Dec. 31, 2021	Year ended Dec. 31, 2020	Year ended Dec. 31, 2019
Consolidated net income/(loss )	7.5	(289.4)	7.6
Income tax expense	(76.6)	(64.3)	(54.8)

Income (loss) before income taxes	84.1	(225.1)	62.3

Statutory tax rate	25.0%	25.0%	19.0%

Expected tax expense / (benefit)	(21.0)	56.3	(11.8)

Difference between weighted average and foreign income tax rates	(0.1)	0.4	(8.5)
Difference of deferred taxes relating to changes of foreign income tax rates	0.2	1.2	2.7
Impairment loss on Goodwill	—	(71.1)	—
Deferred tax not recognized	38.0	(34.0)	(24.9)
Recognition of previously unrecognized interest carry-forwards	0.9	—	—
Permanent differences	(19.2)	(19.2)	(13.2)
Prior-year effects	0.1	2.8	1.9
Other	0.6	(0.7)	(1.0)

Income tax expense	(76.6)	(64.3)	(54.8)

For the reporting period, the effective tax rate is 91.0%, compared to negative 28.6% for 2020 and 88.0% for 2019. For each reporting period, the difference to the weighted average rate is impacted by financing expenses incurred in our holding companies which cannot be offset against taxable profits, leading to a difference for unrecognized deferred taxes of $38.0 million ($34.0 million in 2020 and $24.9 million in 2019). Permanent differences of $19.2 million in the current reporting period ($19.2 million in 2020 and $13.2 million in 2019) result from withholding taxes, changes in provisions for uncertain tax positions and related interest, which are non-deductible
for tax purposes. Another difference of $0.9 million is resulting from previously unrecognized interest carry-forwards (United States) for which a deferred tax asset was recognized for the first time in the reporting period. Deferred tax assets for future tax reductions resulting from the expected utilization of existing unused tax losses and comparable items in subsequent years were only recognized, as far as their realization is sufficiently probable. In the reporting period, prior-year effects include an income related to current taxes of $1.8 million ($2.6 million in 2020 and $1.5 million in 2019) and expenses related to deferred taxes of $1.7 million (income of $0.2 million in 2020 and $0.4 million in 2019).